Organization and Business Description (Details) - $ / shares		12 Months Ended
	Jan. 13, 2022	Mar. 31, 2021	Oct. 24, 2019
Accounting Policies [Abstract]
Percentage of equity interest			100.00%
Stock keeping units, description		The Company offers approximately 35,000 stock keeping units (“SKUs”) of beauty products, including cosmetics, skin care, fragrance, and body care, among others, 28,400 SKUs of health products, including over-the-counter (“OTC”) drugs, nutritional supplements, and medical supplies and devices, 34,800 SKUs of sundry products, including home goods, and 16,300 SKUs of other products, including food and alcoholic beverages.
IPO of american depositary shares	6,250,000
Public offering price per ADS (in Dollars per share)	$ 4
ADS issued shares	250,000